UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

MAYTAG CORPORATION

(Exact name of registrant as specified in its charter)

A Delaware Corporation

(State or other jurisdiction of incorporation)

Commission file number 1-655

I.R.S. Employer Identification No. 42-0401785

403 West Fourth Street North, Newton, Iowa 50208

(Address of principal executive offices)

Registrant’s telephone number: 641-792-7000

N/A

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

2

Item 9.    Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

3

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYTAG CORPORATION (Registrant)

By:	/s/ RALPH F. HAKE
Ralph F. Hake Chairman and Chief Executive Officer

July 15, 2003 (Date)

4

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.
99	Quarterly earnings release for three months and six months ended June 30, 2003.

5